SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report:                   July 25, 2002
                ----------------------------------------------------------------
                        (Date of earliest event reported)


                            Allcity Insurance Company
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


        New York                        1-7411                   13-2530665
--------------------------------------------------------------------------------
(State of Incorporation)              (Commission             (I.R.S. Employer
                                      File Number)           Identification No.)

            45 Main Street
          Brooklyn, New York                                      11201-3731
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                          (Zip Code)


        Registrant's Telephone Number, including area code (718) 422-4000
                                                           --------------

          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  Other Events

         The information set forth in the press release issued by Allcity Insurance Company on July 25, 2002, attached hereto as Exhibit 99.1, is incorporated herein by reference.


ITEM 7.  Financial Statements and Exhibits

          (a)       Financial Statements - Not Applicable

          (b)       Pro Forma Financial Information - Not Applicable

          (c)       Exhibits


Item 601(a) of
Regulation S-K
Exhibit No.                                    Description
--------------                                 -----------

     99.1                   Press release of Allcity Insurance Company dated
                            July 25, 2002.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       ALLCITY INSURANCE COMPANY

                                       /s/  Rocco J. Nittoli
                                       ---------------------------------------
                                       Name: Rocco J. Nittoli
                                       Title: Chief Operating Officer
July 25, 2002

                                INDEX TO EXHIBITS



      Exhibit No.                          Description
      -----------                          -----------

          99.1            Press release of Allcity Insurance Company dated
                          July 25, 2002.